SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2012

iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-51598	77-0259335
(Commission File Number)	(IRS Employer Identification No.)

8 Crosby Drive, Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated October 1, 2012 (the “Original Form 8-K”) filed by iRobot Corporation (the “Company”) with the Securities and Exchange Commission on October 1, 2012, announcing the completion of the Company’s acquisition of Evolution Robotics, Inc. (“Evolution”), a Delaware corporation. At that time, the Company stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Evolution and to present certain unaudited pro forma financial statements of the Company in connection with the Company’s acquisition of Evolution, which financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Evolution as of December 31, 2011 and 2010 and for the year ended December 31, 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited financial statements of Evolution as of June 30, 2012, and the related statements of operations and cash flows for the six-month periods ended June 30, 2012 and 2011, and stockholders’ deficit for the six month period ended June 30, 2012, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011 giving effect to the acquisition of Evolution, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Letter from Independent Registered Public Accounting Firm regarding Incorporation of Review Report in Registration Statements

99.1	Evolution Robotics, Inc. Audited Financial Statements as of December 31, 2011 and 2010 and for the Year Ended December 31, 2011

99.2	Evolution Robotics, Inc. Unaudited Financial Statements as of June 30, 2012 and for the Six Months Ended June 30, 2012 and 2011

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of iRobot Corporation as of and for the Six Months Ended June 30, 2012 and the Year Ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2012	iRobot Corporation

	By:	/s/ Glen D. Weinstein
	Name:	Glen D. Weinstein
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Letter from Independent Registered Public Accounting Firm regarding Incorporation of Review Report in Registration Statements.

99.1	Evolution Robotics, Inc. Audited Financial Statements as of December 31, 2011 and 2010 and for the Year Ended December 31, 2011.

99.2	Evolution Robotics, Inc. Unaudited Financial Statements as of June 30, 2012 and for the Six Months Ended June 30, 2012 and 2011.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of iRobot Corporation as of and for the Six Months Ended June 30, 2012 and the Year Ended December 31, 2011.